          FIRST AMENDMENT TO FIRST RESTATED LOAN AGREEMENT (REVOLVER)

     THIS FIRST AMENDMENT TO FIRST RESTATED LOAN AGREEMENT (REVOLVER) (herein called the "Amendment") made as of the 2nd day of December, 1994, by and among Western Gas Resources, Inc., a Delaware corporation ("Borrower"), NationsBank of Texas, N.A., a national banking association, as Agent ("Agent"), and NationsBank of Texas, N.A., Bank of Montreal, CIBC Inc., Societe Generale, Southwest Agency, The First National Bank of Boston, Colorado National Bank, Bank of America National Trust and Savings Association and Credit Lyonnais Cayman Island Branch, (herein, collectively referred to as "Lenders").

                              W I T N E S S E T H:

     WHEREAS, Borrower, Agent and Lenders have entered into that certain First Restated Loan Agreement (Revolver) dated as of September 2, 1994, (the "Original Agreement") for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

     WHEREAS, Borrower, Agent and Lenders desire to amend the Original Agreement as expressly set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                  ARTICLE I.

                          Definitions and References
                          --------------------------

     Section 1.1.  Terms Defined in the Original Agreement.  Unless the context
                   ---------------------------------------
otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2.  Other Defined Terms.  Unless the context otherwise requires,
                   -------------------
the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

        "Loan Agreement" shall mean the Original Agreement as amended hereby.


                                  ARTICLE II.

                                   Amendments
                                   ----------

     Section 2.1.  Amendment to Defined Terms.
                   --------------------------

     (a) The last sentence of the definition of "Debt to Capitalization Ratio" contained in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

     "As used in this definition, "Adjusted Funded Debt of Borrower" means, at the time of determination, the sum of (1) Funded Debt (excluding the Indebtedness described in Section 6.2(b)(ix)) plus (2) Excess Working Capital Deficit."

     (b) The last sentence of the definition of Eurodollar Spread found in
Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                                      51                           Exhibit 10.34

     "Each of the above listed Eurodollar Spreads will be reduced (an `interest rate reduction') by one-eighth of one percent (.125%) upon the issuance (in one or more transactions) by Borrower of either Funded Debt which has a maturity in excess of six years or capital stock, which issuance results in aggregate proceeds (net of expenses) to Borrower of at least $100,000,000 (a `triggering event'), provided, however, that in the event, the 7.25% Cumulative Senior Perpetual Convertible Preferred Stock of Borrower is redeemed, an interest rate reduction shall not become effective until such time as both (a) a triggering event has occurred and (b) Borrower has received not less than an amount equal to the Redemption Amount in proceeds (net of expenses) from the sale or sales of its common or preferred stock made after the Redemption Date (in this section referred to as "New Equity Proceeds"). Within ten (10) business days after Borrower provides Agent with notice of the occurrence of a triggering event and such supporting documents or other information as Agent may reasonably request and provided that Agent concurs with Borrower that a triggering event has occurred and, if applicable, that New Equity Proceeds in the amount of the Redemption Amount have been received by Borrower, Agent shall notify Borrower and Lenders of the effective date of the reduction of such Eurodollar Spreads which shall be the date on which Borrower provided Agent with such notice."

     (c) The following definition of "Redemption Amount" is hereby added to
Section 1.1 of the Original Agreement immediately following the definition of "Rate Election":

        "Redemption Amount" means the aggregate amount of all sums paid by
         -----------------
   Borrower to the holder of the 7.25% Cumulative Senior Perpetual Convertible Preferred Stock of Borrower in connection with the redemption of such stock."

     (d) The following definition of "Redemption Date" is hereby added to
Section 1.1 of the Original Agreement immediately following the definition of "Redemption Amount":

        "Redemption Date" means the date on which any portion of the 7.25%
         ---------------
   Cumulative Senior Perpetual Convertible Preferred Stock of Borrower is redeemed."

     Section 2.2.  Amendment to Covenant Regarding Limitation on Dividends and
                   -----------------------------------------------------------
Distributions.
-------------

     Section 6.2(a) of the Original Agreement is hereby amended in its entirety to read as follows:

        "(a)  Limitation on Dividends and Distributions.  Except for payments by
              -----------------------------------------
   Borrower to its stockholders which are permitted under the following sentences of this subsection and do not otherwise violate any provisions of this Agreement and except for dividends paid to Borrower by its Subsidiaries or to MIGC by MGTC, none of Borrower and its Subsidiaries will declare or pay any dividends on, or make any other distribution in respect of, any class of its capital stock or any partnership or other interest in it, other than the distribution of common stock pursuant to the conversion or exchange of Preferred Stock, nor will any of Borrower and its Subsidiaries directly or indirectly make any capital contribution to or purchase, redeem, acquire or retire any shares of the capital stock of or partnership interest in any of Borrower and its Subsidiaries (whether such interests are now or hereafter issued, outstanding or created), other than pursuant to the redemption of the 7.25% Cumulative Senior Perpetual Convertible Preferred Stock of Borrower, or cause or permit any reduction or retirement of the capital stock of or partnership interest in any of Borrower and its Subsidiaries. Borrower may make any of the payments, distributions, capital contributions or purchases described above in this Section 6.2(a), so long as (I) no Default or Event of Default has occurred and is continuing at the time such dividends are declared and paid and (ii) such repurchases and dividends declared or paid by Borrower since March 31, 1994, other than the Redemption Amount, together with all investments Borrower has made in accordance with the provisions of
   Section 6.2(f)(v), do not, in the aggregate, exceed the sum of (A) $35,000,000; plus (B) fifty percent (50.0%) of Borrower's Consolidated
                ----
   cumulative net income earned after March 31, 1994 if such figure is positive (zero percent, if negative); plus (C) fifty percent (50.0%) of the cumulative
                                ----
   net proceeds, in excess of the Redemption Amount, received by Borrower and its Subsidiaries at any time after March 31, 1994 from the sale of any equity securities issued by Borrower or any of its Subsidiaries."

     Section 2.3.  Amendment to Covenant Regarding Tangible Net Worth.
                   --------------------------------------------------

     The definition of "Tangible Net Worth Minimum" contained in the last sentence of Section 6.2(j) of the Original Agreement is hereby amended in its entirety to read as follows:

   "As used in this subsection the term "Tangible Net Worth Minimum" means the sum of (I) $400,000,000 less the Redemption Amount; plus (ii) fifty percent
                                                       ----
   (50.0%) of Borrower's Consolidated cumulative net income earned after March 31, 1994, if such figure is positive (zero percent, if negative); plus (iii)
                                                                     ----
   seventy-five percent (75.0%) of the cumulative net proceeds received by Borrower at any time after March 31, 1994 from the sale of any equity securities issued by Borrower or any of its Subsidiaries."

   Section 2.4.  Amendment to Events of Default and Remedies.
                 -------------------------------------------

   Section 8.1(k) of the Original Agreement is hereby amended in its entirety to read as follows:

   "Any event occurs which would require Borrower to redeem for cash the Preferred Stock, the Additional Preferred Stock or any subordinated notes which may have been issued in exchange for the Preferred Stock or which gives the holders of the Preferred Stock, the Additional Preferred Stock or any subordinated notes which may have been issued in exchange for the Preferred Stock the right to demand such redemption (excluding any event which would require Borrower to redeem, or which gives the holder the right to demand that the Borrower redeem, the 7.25% Cumulative Senior Perpetual Convertible Preferred Stock of Borrower as permitted under Section 6.2(a)); or "

                                  ARTICLE III.

                          Conditions of Effectiveness
                          ---------------------------

     Section 3.1.  Effective Date.  This Amendment shall become effective as of
                   --------------
the date first above written when, and only when, (I) Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by Borrower and Majority Lenders and (ii) Agent shall have additionally received each of the following, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent:

        (a) a certificate of the Secretary of Borrower dated the date of this Amendment certifying that: (A) the resolutions adopted by the Board of Directors of Borrower attached as Exhibit 1 to the Omnibus Certificate of Borrower dated September 2, 1994 (the "Original Certificate") have not been amended or revoked, and continue in full force and effect, (B) the incumbency and authorization of the officers of Borrower authorized to sign Loan Documents, with signature specimens of such officers, contained in the Original Certificate has not been amended and continues in full force and effect, (C) copies of the certified charter documents of Borrower (including by-laws), attached as Exhibits H and O to the Original Certificate have not been amended or revoked since the date of the Original Certificate, and continue in full force and effect, (D) no Default that has not been expressly waived by Lenders exists on and as of the date hereof and (E) all of the representations and warranties set forth in Article IV hereof and Article V of the Original Agreement are true and correct at and as of their respective times of effectiveness and

        (b) such supporting documents as Agent may reasonably request.

     Section 3.2.  Amendment Fee.  Borrower shall pay to Agent on the date
                   -------------
hereof, for distribution to each Lender, an amendment fee equal to five-one hundredths of one percent (0.05%) of the Commitment (as of the date hereof) of such Lender. In the event (a) any part of the 7.25% Cumulative Senior Perpetual Convertible Preferred Stock of Borrower is redeemed rather than converted and
(b) Borrower does not receive before the 30th day following the Redemption Date, at least an amount equal to the Redemption Amount in proceeds (net of expenses incurred) from the sale or sales of its common or preferred stock made after the Redemption Date, Borrower shall pay to Agent on the 31st day following the Redemption Date, for distribution to each Lender, an additional amendment fee equal to five-one hundredths of one percent (0.05%) of the Commitment (as of the date hereof) of such Lender.

                                  ARTICLE IV.

                         Representations and Warranties
                         ------------------------------

     Section 4.1.  Representations and Warranties of Borrower.  In order to
                   ------------------------------------------
induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

        (a) The representations and warranties contained in each subsection of
   Section 5.1 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

        (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Loan Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder and thereunder.

        (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third-party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

        (d) When duly executed and delivered, this Amendment and the Loan Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

        (e) The audited annual Consolidated financial statements of Borrower dated as of December 31, 1993 and the unaudited quarterly Consolidated financial statements of Borrower dated as of June 30, 1994 fairly present Borrower's Consolidated financial position at such dates and the Consolidated results of Borrower's operations and changes in Borrower's Consolidated cash flow for the respective periods thereof. Copies of such financial statements have heretofore been delivered to each Lender. Since June 30, 1994, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.

                                   ARTICLE V.

                                 Miscellaneous
                                 -------------

     Section 5.1.  Ratification of Agreements.  The Original Agreement as hereby
                   --------------------------
amended and each other Loan Document affected hereby are ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or Lenders under the Loan Agreement or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

     Section 5.2.  Survival of Agreements.  All representations, warranties,
                   ----------------------
covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower or any Related Person hereunder or under the Loan Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Loan Agreement.

     Section 5.3.  Loan Documents.  This Amendment is a Loan Document, and all
                   --------------
provisions in the Loan Agreement pertaining to Loan Documents apply hereto.

     Section 5.4.  Governing Law.  This Amendment shall be governed by and
                   -------------
construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 5.5.  Counterparts.  This Amendment may be separately executed in
                   ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their duly authorized officers.

                                     WESTERN GAS RESOURCES, INC.


                                     By:  /s/  SIGNATURE
                                          -------------------------------------
                                          Name:
                                          Title:


                                     NATIONSBANK OF TEXAS, N.A., as Agent,
                                     Issuing Bank and Lender


                                     By:  /s/  SIGNATURE
                                          -------------------------------------
                                          Name:
                                          Title:


                                     BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                     ASSOCIATION


                                     By:  /s/  SIGNATURE
                                          -------------------------------------
                                          Name:
                                          Title:


                                     BANK OF MONTREAL


                                     By:  /s/  SIGNATURE
                                          -------------------------------------
                                          Name:
                                          Title:


                                     THE FIRST NATIONAL BANK OF BOSTON


                                     By:  /s/  SIGNATURE
                                          -------------------------------------
                                          Name:
                                          Title:

                                     CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                                     By:  /s/  SIGNATURE
                                          -------------------------------------
                                          Name:
                                          Title:

                                     CIBC INC.


                                     By:  /s/  SIGNATURE
                                          -------------------------------------
                                          Name:
                                          Title:


                                     COLORADO NATIONAL BANK


                                     By:  /s/  SIGNATURE
                                          -------------------------------------
                                          Name:
                                          Title:


                                     SOCIETE GENERALE, SOUTHWEST AGENCY


                                     By:  /s/  SIGNATURE
                                          -------------------------------------
                                          Name:
                                          Title:

             CONFIRMATION, ACKNOWLEDGMENT AND CONSENT OF GUARANTORS


     Each of the undersigned (collectively "Guarantors") hereby (I) acknowledges and consents to the foregoing First Amendment to First Restated Loan Agreement (Revolver); (ii) confirms the Restated Guaranty dated as of September 2, 1994 executed by such Guarantor in favor of Agent and the Lenders pursuant to the Original Agreement; and (iii) agrees that each of such Guarantor's obligations and covenants with respect to such Restated Guaranty shall remain in full force and effect after the execution of such Amendment.

     William J. Krysiak, Vice President-Finance of Western Gas Resources Oklahoma, Inc., Western Gas Resources Texas, Inc., Western Gas Resources Storage, Inc., Mountain Gas Resources, Inc., MGTC, Inc. and MIGC, Inc., is executing this Confirmation, Acknowledgment and Consent of Guarantors in his capacity of officer of each such corporation.

   Dated as of the 2nd day of December, 1994.

                                      WESTERN GAS RESOURCES OKLAHOMA, INC.
                                      WESTERN GAS RESOURCES TEXAS, INC.
                                      WESTERN GAS RESOURCES STORAGE, INC.
                                      MOUNTAIN GAS RESOURCES, INC.
                                      MGTC, INC.
                                      MIGC, INC.


                                      By:  /s/  SIGNATURE
                                           -------------------------------------
                                           William J. Krysiak, Vice President-
                                           Finance